UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 12, 2005


                            IVI COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-32797
                                    ---------
                            (Commission File Number)

 Nevada                                                               33-0965560
 ------                                                               ----------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


          6171 W. Century Boulevard, Suite 130, Los Angeles, CA 90045
          -----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (310) 216-7740
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

VALLEY INTERNET, INC. LETTER OF INTENT
--------------------------------------

On October 12, 2005 IVI Communications, Inc. (the "Company") entered into a Letter of Intent with Larry W. Barnes, the sole shareholder of Valley Internet, Inc. ("Valley"). The Letter of Intent sets forth the terms pursuant to which the Company proposes to acquire all of the issued and outstanding shares of Valley's capital stock in exchange for restricted shares of Company common stock with a value of $750,000.

Under the terms of the Letter of Intent, completion of the acquisition is conditioned upon (i) the successful negotiation and execution of definitive agreements to carry out the acquisition, (ii) Mr. Barnes entering into an employment agreement with Valley for a term of two years; (iii)Valley providing audited financial statements, or at the Company's election, assisting the Company in preparing audited financial statements, (iv) the Company's satisfaction with its due diligence review of Valley; and (v) the parties obtaining all required government approvals necessary to close the transaction, if any.

The Letter of Intent expires on the date that is six weeks from its date of execution. Prior to that date, Valley is prohibited from negotiating with third parties, or soliciting proposals or offers for the acquisition of a material portion of Valley's assets or any equity interests in Valley.

AABC COMPUTER ASSOCIATES LETTER OF INTENT
-----------------------------------------

On October 12, 2005 the Company entered into a Letter of Intent with Larry W. Barnes, the sole proprietor of AABC Computer Associates ("AABC"). The Letter of Intent sets forth the terms pursuant to which the Company proposes to acquire all of AABC's assets in exchange for restricted shares of Company common stock with a value of $150,000.

Under the terms of the Letter of Intent, completion of the acquisition is conditioned upon (i) the successful negotiation and execution of definitive agreements to carry out the acquisition, (ii) Mr. Barnes entering into an employment agreement with the Company for a term of two years; (iii) AABC providing audited financial statements, or at the Company's election, assisting the Company in preparing audited financial statements, (iv) the Company's satisfaction with its due diligence review of AABC; and (v) the parties obtaining all required government approvals necessary to close the transaction, if any.

The Letter of Intent expires on the date that is six weeks from its date of execution. Prior to that date, AABC is prohibited from negotiating with third parties, or soliciting proposals or offers for the acquisition of a material portion of AABC's assets.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

   (a)  Financial Statements of Business Acquired: Not Applicable
   (b)  Pro Forma Financial Information: Not Applicable
   (c)  Exhibits: The following exhibits are included as part of this report


Exhibit No.                   Description
-----------                   -----------
99.1                          Press Release: letter of intent to acquire Valley
                              Internet, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 18, 2005


                                          IVI COMMUNICATIONS, INC.


                                          By:   /s/ Charles Roodenburg
                                                ---------------------------
                                                Charles Roodenburg, CFO